UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 20, 2023

Dear Stockholder:

We recently delivered to you a proxy statement of Heritage-Crystal Clean, Inc. (“HCCI”) wherein your support is requested for, among other matters, the proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of July 19, 2023 (the “Merger Agreement”) as detailed in the proxy statement filed on August 31, 2023. We urge your support for all the proposals to be voted upon at the special meeting of stockholders to be held on October 10, 2023. As of the date of this letter your shares of HCCI remain unvoted.

The HCCI Board of Directors unanimously recommends that stockholders vote “FOR” each of the proposals being submitted to a vote at the HCCI special meeting of stockholders.

Please Vote Your HCCI Shares Today!

Regardless of the number of shares you own your vote is very important. We encourage all stockholders to have their voices heard. The approval of the Merger Proposal requires the affirmative vote of the holders of not less than 75% of the shares of HCCI common stock issued and outstanding at the close of business on August 28, 2023. Failure to vote or a vote to abstain will have the same effect as a vote against the Merger Proposal.

There are three ways to vote your shares of HCCI, each only taking a few moments of your time:

•

By Telephone – Stockholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Stockholders can submit their vote via internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Stockholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on October 9, 2023, the day preceding the special meeting of stockholders.

If you need assistance in voting your shares or have questions regarding the special meeting of stockholders, please contact HCCI’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of HCCI.

Sincerely,

Heritage-Crystal Clean, Inc.

If you have questions or need assistance in voting your shares, please contact:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction contemplated by the Merger Agreement (the “proposed merger”). In connection with the proposed merger, HCCI filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) on Schedule 14A on August 31, 2023. HCCI has mailed the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. This communication is not a substitute for the Proxy Statement or any other document that HCCI may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF HCCI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from HCCI by directing a request to Mark DeVita, EVP & CFO, at mark.devita@crystal-clean.com.

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of HCCI upon completion of the proposed merger and HCCI’s plans upon completion of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of HCCI or its management about future events. There can be no assurance that actual results, performance, or achievements of HCCI will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of HCCI, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from HCCI’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; HCCI’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact HCCI’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on HCCI’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. HCCI refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of HCCI’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of HCCI’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on HCCI or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements speak only as of the date they are made and HCCI does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.